                                                                    EXHIBIT 10.8

                           LOAN MODIFICATION AGREEMENT

        This Loan Modification Agreement is entered into as of March 11, 1999, by and between Netscout Systems, Inc. ("Borrower") and Silicon Valley Bank ("Bank"), a California chartered bank doing business as Silicon Valley East.

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, an Amended and Restated Loan and Security Agreement, dated March 12, 1998, as may be amended from time to time, (the "Loan Agreement'). The Loan Agreement provided for, among other things, a Committed Revolving Line in the original principal amount of Three Million Dollars ($3,000,000). Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.  DESCRIPTION OF CHANGE IN TERMS

    A.  MODIFICATION(S) TO LOAN AGREEMENT

        1. The dollar amount referenced in Section 2.1.2 entitled "Letters of Credit" is hereby increased from $1,000,000 to $2,000,000.

        2. The dollar amount referenced in Section 2.1.3 entitled "Cash Management Services Sublimit" is hereby increased from $100,000 to $200,000.

        3. Section 6.2 entitled "Financial Statements, Reports, Certificates" is hereby amended to read as follows:

            6.2  Financial Statements, Reports, Certificates.

            (a) Borrower will deliver to Bank: (i) as soon as available, but no later than 45 days after the last day of each quarter, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period, in a form acceptable to Bank and certified by a Responsible Officer, (ii) as soon as available, but no later than 120 days after the end of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank; (iii) (upon Borrower's successful initial public offering) within 5 days of filing, copies of all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission; (iv) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $100,000 or more; and (v) budgets, sales projections, operating plans or other financial information Bank requests.

            (b) Within 30 days after the last day of each month (or 45 days after the last day of each quarter if no outstanding Advances exist), Borrower will deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer with aged listings of accounts receivable.

            (c) Within 45 days after the last day of each quarter, Borrower will deliver to Bank with the quarterly financial statements a Compliance Certificate signed by a Responsible Officer.

            (d) If outstanding Advances exceed $500,000, Bank has the right to audit Borrower's Collateral at Borrower's expense, but the audits will be conducted no more often than once every year unless an Event of Default has occurred and is continuing.

        4.  Borrower shall maintain the financial covenants as stated in Section
            6.7 entitled "Financial Covenants" on a quarterly (rather than a monthly/quarterly) basis.

        5. The following terms as defined in Section 13.1 entitled "Definitions" are hereby amended to read as follows:

            "Committed Revolving Line" means an Advance up to $5,000,000.

            "Revolving Maturity Date" means March 10, 2000.

        6. The Collateral as described in Exhibit "A" to the Loan Agreement is hereby amended to the Collateral described in Exhibit "A" to this Loan Modification Agreement.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. PAYMENT OF LOAN FEE. Borrower shall pay to Bank a fee in the amount of Ten Thousand Dollars ($10,000) (the "Loan Fee") plus all out-of-pocket expenses.

6. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

7. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to, this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8   JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

9. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

10. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon Borrowers payment of the Loan Fee.

         This Loan Modification Agreement is executed as of the date first written above.



BORROWER:                                   BANK:
---------                                   -----

NETSCOUT SYSTEMS, INC.                      SILICON VALLEY BANK doing business as
                                            SILICON VALLEY EAST

By:  /s/ Charles W. Tillett                 By:  /s/ Mark Pasculani
    ---------------------------------           ---------------------------------
Name:   Charles W. Tillett                  Name:  Mark Pasculani
      -------------------------------             -------------------------------
Title:  VP Finance & Administration         Title:  SVP
       ------------------------------              ------------------------------



                                            SILICON VALLEY BANK

                                            By:  /s/ Michelle D. Giannini
                                                ---------------------------------
                                            Name:  Michelle D. Giannini
                                                  -------------------------------
                                            Title:  Asst. Vice Pres.
                                                   ------------------------------
                                                   (to be signed in Santa Clara
                                                     County, California)


                                    EXHIBIT A


        The Collateral consists of all of Borrower's right, title and interest in and to the following:

        All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

         All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower; and

All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                             COMPLIANCE CERTIFICATE

TO:      Silicon Valley East
         40 William St., Ste. 350
         Wellesley, MA  02181

FROM:    NETSCOUT SYSTEMS, INC.


         The undersigned authorized officer of NETSCOUT SYSTEMS, INC. ("Borrower") certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ________________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

 PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

     REPORTING COVENANT                    REQUIRED                      COMPLIES
     ------------------                    --------                      --------
     Monthly financial statements + CC     Quarterly within 45 days     Yes      No
     Annual (Audited)                      FYE within 120 days          Yes      No
     A/R Agings + BBC                      Monthly within 30 days*      Yes      No


*Or quarterly within 45 days if there are no outstanding Advances.


     FINANCIAL COVENANT                    REQUIRED           ACTUAL        COMPLIES
     ------------------                    --------           ------        --------
     Maintain on a Quarterly Basis:
     Minimum Quick Ratio (Adjusted)       1.50 : 1.00       ____ : 1.00     Yes     No
     Minimum Quarterly Profitability       $250,000         $_________      Yes     No



                                                      --------------------------------------------------
COMMENTS REGARDING EXCEPTIONS:  See Attached.                           BANK USE ONLY

                                                      Received by:
                                                                   -------------------------------------
                                                                             AUTHORIZED SIGNER
Sincerely,
                                                      Date:
                                                            --------------------------------------------
NETSCOUT SYSTEMS, INC.                                Verified:
                                                                ----------------------------------------
                                                                         AUTHORIZED SIGNER
                                                      Date:
-------------------------------------                       --------------------------------------------
SIGNATURE
                                                      Compliance Status:          Yes      No
                                                      --------------------------------------------------
-------------------------------------
TITLE

-------------------------------------

DATE
